SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS



         This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of May 2, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds dated as of May 15, 2002, as amended June 11, 2002 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 6, 2003.


                                               /s/ Robert H. Graham
                                               --------------------------------
                                               Name:  Robert H. Graham
                                               Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS



                                  "SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

AIM Aggressive Growth Fund              AIM Constellation Fund
--------------------------              ----------------------
Class A Shares                          Class A Shares
Class B Shares                          Class B Shares
Class C Shares                          Class C Shares
Class R Shares                          Class R Shares
Institutional Class Shares              Institutional Class Shares

AIM Basic Value II Fund                 AIM Core Strategies Fund
-----------------------                 ------------------------
Class A Shares                          Class A Shares
Class B Shares                          Class B Shares
Class C Shares                          Class C Shares

AIM Blue Chip Fund                      AIM Dent Demographic Trends Fund
------------------                      --------------------------------
Class A Shares                          Class A Shares
Class B Shares                          Class B Shares
Class C Shares                          Class C Shares
Class R Shares
Institutional Class Shares              AIM Diversified Dividend Fund
                                        -----------------------------
AIM Capital Development Fund            Class A Shares
----------------------------            Class B Shares
Class A Shares                          Class C Shares
Class B Shares
Class C Shares                          AIM Emerging Growth Fund
Class R Shares                          ------------------------
Institutional Class Shares              Class A Shares
                                        Class B Shares
AIM Charter Fund                        Class C Shares
----------------
Class A Shares                          AIM Large Cap Basic Value Fund
Class B Shares                          ------------------------------
Class C Shares                          Class A Shares
Class R Shares                          Class B Shares
Institutional Class Shares              Class C Shares
                                        Class R Shares

AIM Large Cap Growth Fund
-------------------------
Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM Mid Cap Growth Fund
-----------------------
Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM U.S. Growth Fund
--------------------
Class A Shares
Class B Shares
Class C Shares

AIM Weingarten Fund
-------------------
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares"

                                       3